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Everyday investing for anyday goals


                                                          Fortis money market
                                                          fund annual report
                                                          September 30, 2001


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                           [Photo of dollar sign]

Fortis Money Fund

FORTIS MONEY FUND ANNUAL REPORT

  CONTENTS

  LETTER TO SHAREHOLDERS                                          1

  SCHEDULE OF INVESTMENTS                                         2

  STATEMENT OF ASSETS AND LIABILITIES                             4

  STATEMENT OF OPERATIONS                                         5

  STATEMENTS OF CHANGES IN NET ASSETS                             6

  NOTES TO FINANCIAL STATEMENTS                                   7

  INDEPENDENT AUDITORS' REPORT                                   10

  DIRECTORS AND OFFICERS                                         11

  OTHER PRODUCTS AND SERVICES                                    12

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 7:00 p.m. CST, Monday thru Friday

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579, OR VISIT US ON THE WEB AT www.ffg.us.fortis.com.

HOW TO USE THIS REPORT

The letter from the president provides a detailed analysis of the fund and financial markets. The pie chart shows a breakdown of the fund's assets by industry.

The pie chart and letter are useful because they provide more information about your investments. Additional information concerning fund performance and policies can be found in the Notes to Financial Statements.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

SEPTEMBER 11, 2001

The events of September 11, 2001 have impacted us all in many ways. Our thoughts and prayers go out to everyone who suffered a personal loss in this tragedy.

As you are aware, the United States stock markets were closed from September 11th until September 14th. Therefore, mutual fund transactions were not processed. Beginning on Monday, September 17th the stock markets re-opened and the mutual fund industry, including the Fortis Funds, were once again operating as usual.

While the events of September 11th have had an effect on the U.S. and world financial markets, we want to reassure you that the Fortis Funds' operational and investment infrastructure, including our shareholder record keeping systems, were not impacted by the event. No records were lost. We have back-up procedures for our record keeping systems and disaster recovery plans in place that are aimed at minimizing the possibility of any disaster impacting our operations.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 09/30/2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finance            58.9%
Capital Goods      11.2%
Consumer Cyclical  10.3%
Technology          7.3%
Consumer Staples    4.7%
Basic Materials     2.8%
Energy              2.4%
Services            2.4%

FORTIS MONEY FUND - ANNUAL REPORT

HOW DID THE FUND PERFORM?

Hartford Investment Management Company ("HIMCO") assumed management responsibilities as investment sub-adviser to the Fortis Money Fund on April 2, 2001.

For the year ended September 30, 2001, the Money Fund returned 4.51% for
Class A shares. For the quarter ended September 30, 2001, the fund placed in the 58th percentile producing a return of 0.76% versus 0.81% for the Lipper Money Market Fund Universe.

WHY DID THE FUND PERFORM THIS WAY?

During the third quarter the Federal Open Market Committee continued with its easing bias. At their August 21 meeting, the Fed cut the Fed Funds rate by 25 basis points. In their statement the Fed pointed to "Household demand has been sustained, but business profits and capital spending continue to weaken and growth abroad is slowing, weighing on the U.S. Economy". Following the attacks on September 11, and just before the equity markets reopened on September 17, the Fed cut the Fed Funds rate by an additional 50 basis points to 3%. This now brings the total reduction to 350 basis points since the beginning of the calendar year. The Fed in their statement said that the reduction was made "against the backdrop of heightened concerns and uncertainty created by the recent terrorist attacks and their potentially adverse effects on asset prices and the performance of the economy". Along with the rate reduction the Fed also said that they would be prepared to add "an atypically large volume of liquidity to the financial system". As a result of the Fed action, and the expectation of a protracted period of lower rates, we extended the portfolio's maturities throughout the quarter particularly towards the end of September to lock in higher yields.

WHAT IS YOUR OUTLOOK?

Looking forward, while we anticipate that the economy will not likely begin to rebound until next year, the lower interest rates have already priced this in. Due to this market expectation and the flatness of the yield curve, we are now looking to once again increase our exposure to higher quality variable rate notes. This will provide the portfolio with higher yields without taking on more interest rate risk. We shall also look to add longer maturity paper as it becomes more attractive.

Sincerely,

/s/ David M. Znamierowski

David M. Znamierowski
President

FORTIS MONEY FUND
Schedule of Investments
September 30, 2001

SHORT-TERM INVESTMENTS-99.99%
--------------------------------------------------------------------------------

                                                                                 Standard
                                                                                 & Poor's
 Principal                                                           Maturity     Rating
  Amount                                                     Yield     Date     (Unaudited)    Value (a)
-----------                                                  -----   --------   -----------   ------------
             BASIC MATERIALS - 2.83%
$5,000,000   Pfizer, Inc. (e).............................   3.46%   10/12/01   A1+           $  4,994,805
 1,000,000   Pfizer, Inc. (e).............................   2.50%   11/28/01   A1+                996,053
                                                                                              ------------
                                                                                                 5,990,858
                                                                                              ------------
             CAPITAL GOODS - 11.25%
 6,000,000   Emerson Electric Co. (e).....................   2.59%   10/29/01   A1+              5,988,100
 6,000,000   Honeywell International......................   2.72%   11/26/01   A1               5,975,080
 6,000,000   Textron, Inc.(e).............................   2.50%   12/19/01   A1               5,967,742
 5,000,000   United Technologies Corp. (e)................   2.93%   03/22/02   A1               4,931,917
 1,000,000   United Technologies Corp. (e)................   2.57%   04/22/02   A1                 985,903
                                                                                              ------------
                                                                                                23,848,742
                                                                                              ------------
             CONSUMER CYCLICAL - 10.35%
 5,000,000   7-Eleven, Inc................................   3.60%   10/31/01   A1+              4,985,333
 5,000,000   American Honda Finance Corp..................   3.47%   10/16/01   A1               4,992,917
 1,000,000   American Honda Finance Corp..................   2.46%   11/08/01   A1                 997,445
 5,000,000   Ford Motor Credit Co.........................   3.65%   10/16/01   A1               4,992,542
 5,000,000   Gillette Co. (e).............................   3.63%   10/23/01   A1+              4,989,153
 1,000,000   Gillette Co. (e).............................   3.03%   03/13/02   A1+                986,672
                                                                                              ------------
                                                                                                21,944,062
                                                                                              ------------
             CONSUMER STAPLES - 4.67%
 2,500,000   Anheuser Busch Companies, Inc. (e)...........   3.84%   04/03/02   A1               2,452,978
 2,500,000   Anheuser Busch Companies, Inc. (e)...........   3.71%   05/06/02   A1               2,446,353
 5,000,000   General Motors Acceptance Corp...............   3.61%   10/01/01   A1               5,000,000
                                                                                              ------------
                                                                                                 9,899,331
                                                                                              ------------
             ENERGY - 2.36%
 5,000,000   Texaco, Inc. (d)(e)..........................   3.54%   09/09/02   A1+              5,000,000
                                                                                              ------------
             FINANCE - 58.91%
 5,000,000   American Express Credit Corp.................   3.36%   11/07/01   A1               4,983,042
 1,000,000   American Express Credit Corp.................   3.06%   04/22/02   A1                 983,309
 5,000,000   ANZ (Delaware), Inc..........................   2.39%   10/22/01   A1+              4,993,150
 5,000,000   Bank One Corp. (d)...........................   3.92%   01/07/02   A                5,002,627
 5,000,000   Bradford & Bingley plc (e)...................   3.65%   10/22/01   A1               4,989,587
 1,000,000   Bradford & Bingley plc (e)...................   2.51%   11/29/01   A1                 995,968
 5,000,000   Chase Manhattan Corp. (d)....................   3.83%   04/23/02   AA-              5,004,699
 1,000,000   FHLB.........................................   3.51%   10/10/01   A1+                999,140
 4,000,000   FHLMC........................................   3.82%   03/15/02   A1+              3,932,717
 1,000,000   FHLMC........................................   3.91%   03/27/02   A1+                981,562
 1,000,000   FHLMC........................................   3.84%   03/28/02   A1+                981,804
 5,000,000   Fleet National Bank (d)......................   3.80%   02/01/02   A1               5,002,722
 5,000,000   FNMA.........................................   3.51%   10/05/01   A1+              4,998,086
 1,000,000   FNMA.........................................   3.90%   03/22/02   A1+                982,131
 5,000,000   General Electric Capital Corp................   3.52%   11/02/01   A1+              4,984,667
 1,000,000   General Electric Capital Corp................   3.05%   04/10/02   A1+                984,295
 4,000,000   Goldman Sachs Group, Inc. (d)................   3.74%   08/21/02   A1               4,005,958
 2,000,000   Goldman Sachs Group, Inc.....................   2.44%   11/20/01   A1+              1,993,333
 6,000,000   Halifax plc..................................   2.49%   12/27/01   A1+              5,964,620
 6,000,000   International Lease Finance Corp.............   2.42%   11/19/01   A1+              5,980,563
 1,000,000   JP Morgan Chase & Co.........................   2.49%   10/25/01   A1+                998,367
 5,000,000   KFW International Finance, Inc...............   3.84%   04/05/02   A1+              4,904,933
 5,000,000   Nordea North America, Inc....................   2.88%   02/28/02   A1               4,941,667
 5,000,000   Province de Quebec...........................   3.55%   10/09/01   A1               4,996,133
 1,570,000   Repurchase Agreement.........................   3.20%   10/01/01   A1               1,570,000
 5,000,000   Salomon Smith Barney Holdings (d)............   3.85%   07/24/02   AA-              5,007,820
 5,000,000   State Street Corp............................   3.51%   10/22/01   A1+              4,989,967
 4,000,000   Svenska Handelsbanken, Inc...................   3.60%   11/02/01   A1               3,987,484

--------------------------------------------------------------------------------

                                                                                 Standard
                                                                                 & Poor's
 Principal                                                           Maturity     Rating
  Amount                                                     Yield     Date     (Unaudited)    Value (a)
-----------                                                  -----   --------   -----------   ------------
$1,000,000   Svenska Handelsbanken, Inc...................   2.48%   03/06/02   A1            $    989,513
 1,000,000   Svenska Handelsbanken, Inc...................   3.46%   03/08/02   A1                 985,297
 5,000,000   Swedbank, Inc................................   3.50%   10/04/01   A1               4,998,567
 1,000,000   Swedbank, Inc................................   2.39%   11/21/01   A1                 996,671
 1,000,000   Toronto Dominion Holdings USA, Inc...........   2.56%   11/27/01   A1+                996,026
 5,000,000   Toronto Dominion Holdings USA, Inc...........   3.80%   04/11/02   A1+              4,902,667
     5,076   U.S. Bank N.A. Money Market Variable Rate
               Time Deposit (d)...........................   3.19%   10/01/01   A1+                  5,076
 5,000,000   UBS Finance (Delaware), Inc..................   3.60%   10/25/01   A1+              4,988,267
 1,000,000   UBS Finance (Delaware), Inc..................   2.76%   12/18/01   A1+                994,150
 5,000,000   Westpac Capital Corp.........................   3.86%   04/05/02   A1+              4,904,417
                                                                                              ------------
                                                                                               124,901,002
                                                                                              ------------
             SERVICES - 2.36%
 5,000,000   Gannett Co., Inc. (e)........................   3.52%   10/16/01   A1               4,992,792
                                                                                              ------------
             TECHNOLOGY - 7.26%
 5,000,000   SBC Communications, Inc. (e).................   3.60%   11/08/01   A1+              4,981,422
 1,000,000   SBC Communications, Inc. (e).................   2.50%   12/19/01   A1+                994,624
 5,000,000   Verizon Global Funding Corp. (e).............   3.55%   10/12/01   A1               4,994,683
 1,000,000   Verizon Global Funding Corp. (e).............   2.56%   04/30/02   A1                 985,347
 3,500,000   Walt Disney Co...............................   3.70%   03/08/02   A1               3,445,161
                                                                                              ------------
                                                                                                15,401,237
                                                                                              ------------
             TOTAL INVESTMENTS IN SECURITIES (COST:
               $211,978,024) (b)..........................                                    $211,978,024
                                                                                              ============

 (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (b) Also represents cost for federal income tax purposes.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Variable Rate Securities; the yield reported is the rate in effect as of September 30, 2001.
 (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

FORTIS MONEY FUND

Statement of Assets and Liabilities

September 30, 2001

--------------------------------------------------------------------------------


ASSETS
  Short-term investments, as detailed in the accompanying
    schedule, at amortized cost (approximates market) (Note
    1)......................................................  $211,978,024
  Receivables:
    Interest................................................       183,292
    Subscriptions of capital stock..........................           325
  Deferred registration costs (Note 1)......................        65,577
                                                              ------------
TOTAL ASSETS................................................   212,227,218
                                                              ------------
LIABILITIES
  Cash portion of dividends payable.........................        19,600
  Payable for investment advisory and management fees (Note
    2)......................................................       102,986
  Payable for distribution fees (Note 2)....................         1,084
  Accounts payable and accrued expenses.....................        96,697
                                                              ------------
TOTAL LIABILITIES...........................................       220,367
                                                              ------------
NET ASSETS
  Net proceeds of capital stock, par value $.01 per share --
    authorized 50,000,000,000 shares........................  $212,006,851
                                                              ============
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
  Class A shares (based on net assets of $203,702,679 and
    203,702,679 shares outstanding).........................         $1.00
                                                              ------------
  Class B shares (based on net assets of $3,283,154 and
    3,283,154 shares outstanding)...........................         $1.00
                                                              ------------
  Class C shares (based on net assets of $2,174,869 and
    2,174,869 shares outstanding)...........................         $1.00
                                                              ------------
  Class H shares (based on net assets of $2,846,149 and
    2,846,149 shares outstanding)...........................         $1.00
                                                              ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS MONEY FUND

Statement of Operations

For the Year Ended September 30, 2001

--------------------------------------------------------------------------------


NET INVESTMENT INCOME:
  Income
    Interest income.........................................  $ 10,751,591
                                                              ------------
  Expenses:
    Investment advisory and management fees (Note 2)........     1,241,306
    Distribution fees (Class B) (Note 2)....................        15,453
    Distribution fees (Class C) (Note 2)....................         5,709
    Distribution fees (Class H) (Note 2)....................        22,127
    Legal and auditing fees (Note 2)........................        21,660
    Custodian fees..........................................         6,730
    Shareholders' notices and reports.......................        44,200
    Registration fees (Note 1)..............................       117,155
    Directors' fees and expenses............................        22,255
    Transfer agent expenses.................................       186,678
    Other...................................................         6,995
                                                              ------------
  Total expenses............................................     1,690,268
                                                              ------------
NET INVESTMENT INCOME.......................................     9,061,323
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  9,061,323
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS MONEY FUND

Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                   FOR THE             FOR THE
                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                              ------------------  ------------------
OPERATIONS
  Net investment income.....................................     $   9,061,323       $  10,399,750
                                                                 -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................        (8,873,045)        (10,205,984)
    Class B.................................................           (66,249)            (73,282)
    Class C.................................................           (22,500)            (13,689)
    Class H.................................................           (99,529)           (106,795)
                                                                 -------------       -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.........................        (9,061,323)        (10,399,750)
                                                                 -------------       -------------
CAPITAL STOCK TRANSACTIONS (AT CONSTANT $1.00 NET ASSET
  VALUE PER SHARE):
  Proceeds from sale of shares
    Class A.................................................       346,765,010         409,454,963
    Class B.................................................         4,471,071           4,736,195
    Class C.................................................         5,670,223           1,575,618
    Class H.................................................         4,194,472           5,841,823
  Proceeds from shares issued as a result of reinvested
    dividends
    Class A.................................................         8,328,376           9,540,536
    Class B.................................................            62,472              68,390
    Class C.................................................            17,809              11,684
    Class H.................................................            89,988              84,873
  Less cost of repurchase of shares
    Class A.................................................      (344,391,274)       (394,075,091)
    Class B.................................................        (2,590,878)         (4,857,120)
    Class C.................................................        (3,685,522)         (2,945,925)
    Class H.................................................        (3,388,415)         (6,064,303)
                                                                 -------------       -------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........        15,543,332          23,371,643
                                                                 -------------       -------------
TOTAL INCREASE IN NET ASSETS................................        15,543,332          23,371,643
NET ASSETS:
    Beginning of year.......................................       196,463,519         173,091,876
                                                                 -------------       -------------
    End of year.............................................     $ 212,006,851       $ 196,463,519
                                                                 =============       =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS MONEY FUND

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The fund is a diversified series of Fortis Money Portfolios, Inc., an open-end management investment company. The primary investment objective of the fund is to maximize current income to the extent consistent with stability of principal. The Articles of Incorporation of Fortis Money Portfolios, Inc., permits the Board of Directors to create additional portfolios in the future.

   The fund offers Class A, Class B, Class C and Class H shares. Class B and H shares may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares may be subject to a contingent deferred sales charge for one year. Class A shares of the fund will be offered to investors generally, while Class B, C and H will be available only for exchange from the corresponding class of any other fund within the Fortis Mutual Fund Family. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   SECURITY VALUATION: Pursuant to Rule 2a-7 under the Investment Company Act of 1940, investments are valued at amortized cost which assumes a constant amortization to maturity of discount or premium. The use of this method results in a constant net asset value of $1.00 under normal market conditions.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on trade date. Interest income including amortization of premium and discount, is recorded on the accrual basis. For the year ended September 30, 2001, the cost of purchases and proceeds from sales of short-term securities aggregated $2,266,310,369 and $2,250,837,817, respectively.

   INCOME TAXES: The fund intends to qualify under the Internal Revenue Code as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   INCOME DISTRIBUTIONS: It is the policy of the fund to declare a distribution of all its net investment income each day the New York Stock Exchange is open, to shareholders of record the previous day, to be paid on the last business day of each month.

   ILLIQUID SECURITIES: Fortis Money Fund currently limits investments of illiquid securities to 5% of total net assets, at market value, at the date of purchase. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid.

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for the fiscal years beginning after December 15, 2000. The revised guide is not expected to have a significant impact on the fund's financial position, statement of operations, changes in net assets and financial highlights.

2. PAYMENTS TO RELATED PARTIES: Hartford Investment Financial Services Company ("HIFSCO") (See Note 3), is the investment adviser for the fund. Investment advisory and management fees are computed at an annual rate of .6% of the first $500 million of average daily net assets and .55% of average daily net assets in excess of $500 million.

   Pursuant to a plan adopted under Rule 12b-1 of the Investment Company Act of 1940, HIFSCO uses .2% of its advisory and management fee to pay for distribution expenses. Classes B, C and H pay HIFSCO (the fund's principal underwriter) additional distribution fees equal to .8% of average daily net assets (of the respective classes) on an annual basis. HIFSCO also received sales charges (paid by redeemers of the funds' shares) aggregating $36,636 for Class A, $7,777 for Class B, $652 for Class C and $15,740 for Class H.

   The fund also reimburses Hartford Administrative Services Company for direct transfer agent expenses such as confirms and checkbook production and mailings.

   As adviser for the Fortis Money Fund, HIFSCO has retained Hartford Investment Management Company ("HIMCO") to provide investment advice and, in general, to conduct the management investment program of the fund, subject to the general control of HIFSCO and the Board of Directors of the Money Fund. Pursuant to the sub-advisory agreements, HIMCO will regularly provide the fund with investment research, advice and supervision and furnish continuously an investment program consistent with the fund's investment objectives and policies, including the purchase, retention and disposition of securities.

   Legal fees and expenses aggregating $4,710 for the year ended September 30, 2001, were paid to a law firm of which the secretary of the fund is a partner.

3. HARTFORD LIFE ACQUISITION: On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company. The Hartford is a leading

FORTIS MONEY FUND

--------------------------------------------------------------------------------
   insurance and financial services company with over $165 billion in assets. Prior to the acquisition, Fortis Advisers served as the investment adviser to the fund and Fortis Investors served as the principal underwriter to the fund. HIFSCO, a wholly owned indirect subsidiary of The Hartford, is now the investment adviser to the fund. As a result of the acquisition, HIFSCO and HIMCO became (with approval by the fund's Board of Directors) the interim investment adviser and interim investment sub-adviser, respectively, to the fund. Shareholders of record on April 12, 2001 then approved a definitive investment advisory agreement with the HIFSCO and a definitive investment sub-advisory agreement with HIMCO at a special meeting of the fund's shareholders held on May 31, 2001. Hartford Administrative Services Company, formerly Fortis Advisers, serves as transfer agent and dividend agent to the fund. Woodbury Financial Services, Inc., formerly Fortis Investors, Inc. acts as principal underwriter to the fund. As of October 15, 2001, HIFSCO replaced WFS as the principal underwriter to the Fund.

4. FINANCIAL HIGHLIGHTS: Selected per share historical data was as follows:

                                                                 Class A
                                           ----------------------------------------------------
                                                         Year Ended September 30,
                                           ----------------------------------------------------
                                             2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .04        .05        .04        .05        .05
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.04)      (.05)      (.04)      (.05)      (.05)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------   --------   --------   --------   --------
Total Return @..........................       4.51%      5.48%      4.40%      4.88%      4.74%
Net assets end of year (000s omitted)...   $203,703   $193,001   $168,080   $156,623   $126,547
Ratio of expenses to average daily net
  assets................................        .80%       .82%       .83%       .86%       .88%
Ratio of net investment income to
  average daily net assets..............       4.41%      5.35%      4.29%      4.77%      4.64%

@ These are the total returns during the periods, including reinvestment of all distributions.

                                                                 Class B
                                           ----------------------------------------------------
                                                         Year Ended September 30,
                                           ----------------------------------------------------
                                             2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .04        .05        .04        .04        .04
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.04)      (.05)      (.04)      (.04)      (.04)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------   --------   --------   --------   --------
Total Return @..........................       3.68%      4.64%      3.56%      4.06%      3.97%
Net assets end of year (000s omitted)...   $  3,283   $  1,340   $  1,393   $    305   $     55
Ratio of expenses to average daily net
  assets................................       1.60%      1.62%      1.63%      1.66%      1.68%
Ratio of net investment income to
  average daily net assets..............       3.44%      4.51%      3.48%      4.00%      3.94%

@ These are the total returns during the periods, including reinvestment of all distributions.

--------------------------------------------------------------------------------

                                                                 Class C
                                           ----------------------------------------------------
                                                         Year Ended September 30,
                                           ----------------------------------------------------
                                             2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .04        .05        .04        .04        .04
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.04)      (.05)      (.04)      (.04)      (.04)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------   --------   --------   --------   --------
Total Return @..........................       3.67%      4.63%      3.57%      4.12%      4.45%
Net assets end of year (000s omitted)...   $  2,175   $    172   $  1,531   $    714   $     10
Ratio of expenses to average daily net
  assets................................       1.60%      1.62%      1.63%      1.66%      1.68%
Ratio of net investment income to
  average daily net assets..............       3.16%      4.39%      3.48%      4.08%      3.98%

@ These are the total returns during the periods, including reinvestment of all distributions.

                                                                 Class H
                                           ----------------------------------------------------
                                                         Year Ended September 30,
                                           ----------------------------------------------------
                                             2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .04        .05        .04        .04        .04
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.04)      (.05)      (.04)      (.04)      (.04)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           --------   --------   --------   --------   --------
Total Return @..........................       3.67%      4.63%      3.55%      4.07%      4.06%
Net assets end of year (000s omitted)...   $  2,846   $  1,950   $  2,088   $    550   $    627
Ratio of expenses to average daily net
  assets................................       1.60%      1.62%      1.63%      1.66%      1.68%
Ratio of net investment income to
  average daily net assets..............       3.61%      4.52%      3.51%      3.96%      4.02%

@ These are the total returns during the periods, including reinvestment of all distributions.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Money Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Fortis Money Fund (a series of Fortis Money Portfolios, Inc.) as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2001 and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fortis Money Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended September 30, 2001 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota
November 2, 2001

DIRECTORS AND OFFICERS

DIRECTORS     Allen R. Freedman          DIRECTOR, FORTIS, INC., PRIOR TO JULY
                                           2000, CHAIRMAN AND CHIEF EXECUTIVE
                                           OFFICER, FORTIS, INC., AND MANAGING
                                           DIRECTOR OF FORTIS INTERNATIONAL,
                                           N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Phillip O. Peterson        MUTUAL FUND INDUSTRY CONSULTANT; PRIOR
                                           TO JUNE 1999, PARTNER OF KPMG LLP
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel F. Schenker           SENIOR VICE PRESIDENT, MARKETING AND
                                           NEW BUSINESS DEVELOPMENT, SELECT
                                           COMFORT CORPORATION, PRIOR TO 2000,
                                           MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Dr. Lemma W. Senbet        THE WILLIAM E. MAYER PROFESSOR OF
                                           FINANCE AND CHAIR, FINANCE
                                           DEPARTMENT, UNIVERSITY OF MARYLAND,
                                           COLLEGE PARK, MD, CONSULTANT,
                                           INTERNATIONAL FINANCIAL INSTITUTIONS
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.
              David M. Znamierowski      SENIOR VICE PRESIDENT AND CHIEF
                                           INVESTMENT OFFICER OF HARTFORD LIFE,
                                           DIRECTOR AND SENIOR VICE PRESIDENT OF
                                           HIFSCO AND MANAGING DIRECTOR WITH HL
                                           ADVISORS

OFFICERS

David M. Znamierowski
  PRESIDENT
Robert W. Beltz, Jr.
  VICE PRESIDENT
Peter W. Cummins
  VICE PRESIDENT
Kevin J. Carr
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
George R. Jay
  VICE PRESIDENT
Stephen T. Joyce
  VICE PRESIDENT
David N. Levenson
  VICE PRESIDENT
Thomas M. Marra
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
John C. Walters
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT ADVISER              Hartford Investment Financial Services Company
                                P.O. BOX 1744, HARTFORD, CT 06144-1744

REGISTRAR AND TRANSFER AGENT    Hartford Administrative Services Company
                                P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Woodbury Financial Services, Inc.
                                P.O. BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   MULTISECTOR BOND
                                                   SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   AMERICAN LEADERS
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   CAPITAL OPPORTUNITIES
                                                   SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   BLUE CHIP STOCK II
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK II
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GLOBAL EQUITY SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   INVESTORS GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   MULTISECTOR BOND
                                                   SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   AMERICAN LEADERS
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   CAPITAL OPPORTUNITIES
                                                   SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   BLUE CHIP STOCK II
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK II
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GLOBAL EQUITY SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   INVESTORS GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

The mutual funds, variable life and variable annuity products are distributed through WOODBURY FINANCIAL SERVICES, INC. and managed by HL INVESTMENT ADVISORS, LLC The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: WOODBURY FINANCIAL SERVICES, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

Underwritten and distributed through
Woodbury Financial Services, Inc.
Member NASD, SIPC
P.O. Box 64284, St. Paul, MN 55164-0284

INVESTMENT MANAGER
Hartford Investment Financial
Services Company, HIFSCO
P.O. Box 2999, Hartford, CT 06104-2999

INVESTMENT SUBADVISERS
Hartford Investment Management
Company, HIMCO
P.O. Box 2999, Hartford, CT 06104-2999

Wellington Management Company, LLP
75 State Street, Boston, MA 02109

FORTIS FUNDS                                                     ---------------
P.O. Box 64284                                                      PRSRT STD
St. Paul, MN 55164-0284                                           U.S. Postage
                                                                      PAID
Fortis Money Fund                                                 THE HARTFORD
                                                                 ---------------



The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

95221 11/00